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                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
     Check the appropriate box:
     [ ] Preliminary Proxy Statement       [ ] Confidential, For Use of the Com-
                                               mission Only (as permitted by
                                               Rule 14a-6(e)(2))
     [ ] Definitive Proxy Statement
     [X] Definitive Additional Materials
     [ ] Soliciting Material Under Rule 14a-12

                                 PLANETCAD INC.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules. 14a-6(i)(1) and
         0-11.
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       (1) Title of each class of securities to which transaction applies:
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       (2) Aggregate number of securities to which transaction applies:
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       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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       (4) Proposed maximum aggregate value of transaction:
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       (5) Total fee paid:
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     [ ] Fee paid previously with preliminary materials.
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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

       (1) Amount previously paid:
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       (2) Form, Schedule or Registration Statement No.:
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       (3) Filing Party:
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       (4) Date Filed:
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

                           [PLANETCAD INC. LETTERHEAD]

                           NOTICE OF DATE OF ADJOURNED
                         ANNUAL MEETING OF STOCKHOLDERS

Dear Stockholders:

                  Notice is hereby given that the 2001 annual meeting of stockholders of PlanetCAD Inc., originally scheduled for May 7, 2001, and adjourned until May 15, 2001, is now further adjourned until June 8, 2001. The meeting will reconvene at 10:00 a.m. (local time) at our principal executive offices located at 2520 55th Street, Suite 200, Boulder, Colorado 80301.

                  This later date provides stockholders additional time to vote for the two proposals set forth in the original notice of annual meeting of stockholders and proxy statement. These documents were mailed on April 17, 2001 to our stockholders of record as of April 12, 2001. To date, we have received an insufficient number of votes to establish a quorum to conduct business at the annual meeting.

                  If you have already voted on these proposals, whether by proxy, Internet or telephone, your vote remains valid and does not need to be submitted again. If you have not yet voted, we have provided an additional proxy card with this letter. There are several ways to cast your vote. You may vote in person at the annual meeting, or follow the instructions on the proxy card to vote by telephone, Internet, or by mail using the postage prepaid return envelope. If you have already submitted your proxy and you now wish to revoke or change your vote, you may do so by substituting a new proxy dated and executed at a later date, by delivering written notification of the revocation to PlanetCAD's corporate secretary, or by requesting, in person at the annual meeting, that the proxy be returned. Attendance at the meeting will not, by itself, revoke a proxy.

                  Please note that the record date for determining the stockholders entitled to notice of and to vote at the annual meeting will not change as a result of this adjournment and the matters to be considered at the adjourned annual meeting will also not change. For further information on those matters, you are urged to read the proxy statement, additional copies of which may be obtained from PlanetCAD by contacting us at the telephone number or address above.

                                Sincerely,

                                /s/ JIM E. BRACKING

                                Jim E. Bracking
                                President, Chief Executive Officer and Secretary